Exhibit 99.1

PRESS RELEASE

Investor Contact:

AngioDynamics, Inc.
Stephen Trowbridge, Executive Vice President & CFO
(518) 795-1408

AngioDynamics Reports Fiscal Year 2023 Fourth Quarter and Full-Year Financial Results;
Issues Fiscal Year 2024 Guidance

Fiscal Year 2023 Fourth Quarter Highlights
•	Net sales of $91.1 million increased 4.7% compared to the prior-year quarter
o	Med Tech net sales of $26.5 million increased 17.2%
o	Med Device net sales of $64.6 million increased 0.3%
•	Gross margin of 50.9% declined 250 basis points year over year
•	GAAP loss per share of $0.54, inclusive of a goodwill impairment of $14.5 million, or $0.37 per share, in connection with the transaction announced on June 8, 2023
•	Adjusted earnings per share of $0.02
•	Cash and cash equivalents at May 31, 2023 were $44.6 million
•	On June 8, 2023, the Company completed the sale of its Dialysis and BioSentry Tract Sealant System Biopsy businesses to Merit Medical Systems, Inc. for $100 million in cash
•	Subsequent to quarter end, the Company completed enrollment in its PRESERVE study for the treatment of prostate cancer with NanoKnife

Full-Year 2023 Highlights
•	Net sales of $338.8 million increased 7.1% year over year
•	Gross margin declined 100 basis points year over year to 51.4%
•	GAAP loss per share of $1.33, inclusive of a goodwill impairment of $14.5 million, or $0.37 per share, in connection with the transaction announced on June 8, 2023
•	Adjusted loss per share of $0.06

Latham, New York, July 12, 2023 – AngioDynamics, Inc. (NASDAQ: ANGO), a leading and transformative medical technology company focused on restoring healthy blood flow in the body’s vascular system, expanding cancer treatment options and improving quality of life for patients, today announced financial results for the fourth quarter and fiscal year 2023, which ended May 31, 2023.

 “AngioDynamics’ fourth quarter and fiscal year 2023 saw continued growth driven by our team’s commitment to innovation,” commented Jim Clemmer, President and Chief Executive Officer of AngioDynamics, Inc. “Additionally, we recently took another significant step in our transformation by announcing the divestiture of our Dialysis and BioSentry Biopsy businesses, which strengthens our balance sheet and enables an even clearer focus on our high-growth Med Tech platforms. Looking ahead, we will continue to seek opportunities to further focus the portfolio in order to drive growth and margin expansion.”

Mr. Clemmer continued, “We are now two years into the three-year plan that we provided in July of 2021, and we are at or above our overall revenue growth targets, with our Med Tech segment continuing to comprise an increasing portion of our overall business. This bodes well for our future, and I’m excited about the differentiated products and clinical data that we will be bringing to market in fiscal year 2024 and beyond.”

Fourth Quarter 2023 Financial Results

Net sales for the fourth quarter of fiscal year 2023 were $91.1 million, an increase of 4.7% compared to the prior-year quarter. Foreign currency translation did not have a significant impact on the Company's net sales in the quarter.

Med Tech net sales were $26.5 million, a 17.2% increase from $22.6 million in the prior- year period. Med Tech includes the Auryon peripheral atherectomy platform, the thrombus management platform and the NanoKnife irreversible electroporation platform. Growth was driven by Auryon sales during the quarter of $11.8 million, which increased 22.0%, NanoKnife disposable sales of $4.6 million, representing an increase of 28.0% compared to the fourth quarter of fiscal 2022, and AlphaVac sales of $1.8 million, an increase of 86.9% over the prior year.

Med Device net sales were $64.6 million, an increase of 0.3% compared to $64.4 million in the prior-year period.

U.S. net sales in the fourth quarter of fiscal 2023 were $74.4 million, an increase of 1.0% from $73.7 million a year ago. International net sales were $16.6 million, an increase of 25.1%, compared to $13.3 million a year ago.

Gross margin for the fourth quarter of fiscal 2023 was 50.9%, a decrease of 250 basis points compared to the fourth quarter of fiscal 2022, but up sequentially from 50.2% in the third quarter. Gross margin for the Med Tech business was 64.7%, a decrease of 400 basis points from the fourth quarter of fiscal 2022. Gross margin for the Med Device business was 45.2%, a decrease of 280 basis points compared to the fourth quarter of fiscal 2022. Gross margin continued to be impacted by inflationary pressures including increased costs for labor and raw materials.

The Company recorded a net loss of $21.5 million, or a loss per share of $0.54, in the fourth quarter of fiscal 2023. This includes a goodwill impairment of $14.5 million, or $0.37 per share, in connection with the transaction announced on June 8, 2023. This goodwill impairment is described in more detail below. This compares to a net loss of $6.3 million, or a loss per share of $0.16, a year ago.

Excluding the items shown in the non-GAAP reconciliation table below, adjusted net income for the fourth quarter of fiscal 2023 was $0.7 million, and adjusted earnings per share was $0.02, compared to adjusted net income of $0.3 million and adjusted earnings per share of $0.01 in the prior-year period.

Adjusted EBITDA in the fourth quarter of fiscal 2023, excluding the items shown in the reconciliation table below, was $7.9 million, compared to $6.2 million in the fourth quarter of fiscal 2022.

In the fourth quarter of fiscal 2023, the Company generated $16.0 million in operating cash, had capital expenditures of $1.1 million and $0.5 million in Auryon placement and evaluation units.

At May 31, 2023, the Company had $44.6 million in cash and cash equivalents compared to $30.1 million in cash and cash equivalents at February 28, 2023. The Company had $25.0 million outstanding under its revolving credit facility and $25.0 million outstanding under the delayed draw term loan at May 31, 2023, equal to the total amounts outstanding on February 28, 2023. Subsequent to quarter end, the Company used part of the proceeds from the divestiture of its Dialysis and BioSentry Tract Sealant System Biopsy businesses to extinguish its debt.

Full-Year 2023 Financial Results

For the twelve months ended May 31, 2023:

Net sales were $338.8 million, an increase of 7.1%, compared to $316.2 million for the same period a year ago.

Med Tech net sales were $96.7 million, a 22.8% increase from the prior year period. Med Device net sales were $242.1 million, an increase of 1.9% from the prior year period.

Gross margin declined by 100 basis points to 51.4% from 52.4% a year ago as positive impacts from productivity and the growth of the Med Tech business were more than offset by inflationary pressures including increased costs for labor and raw materials.

The Company's net loss from continuing operations was $52.4 million, or a loss per share of $1.33, compared to a net loss of $26.5 million, or a loss per share of $0.68, a year ago. This includes a goodwill impairment of $14.5 million, or $0.37 per share, in connection with the transaction announced on June 8, 2023. This goodwill impairment is described in more detail below.

Excluding the items shown in the non-GAAP reconciliation table below, adjusted net loss was $2.4 million, with adjusted loss per share of $0.06, compared to adjusted net loss of $0.2 million, or adjusted earnings per share of $0.00, a year ago.

Adjusted EBITDA, excluding the items shown in the reconciliation table below, was $22.6 million, compared to $20.9 million for the same period a year ago.

Goodwill Impairment in Connection with Divestiture

The Dialysis and BioSentry Tract Sealant System Biopsy businesses that were divested subsequent to the Company’s fiscal year end, on June 8, 2023, were accounted for as “Held for Sale” as of May 31, 2023.  As a result, the Company recorded a goodwill impairment during the fiscal fourth quarter ended May 31, 2023.  The gain on the sale of these assets will be recorded in the Company’s first fiscal quarter ending August 31, 2023.

Pro Forma 2023 Performance

In addition to actual results, the tables accompanying this press release reflect pro forma results, which exclude the full-year impact of the Dialysis and BioSentry Tract Sealant System Biopsy businesses that were divested on June 8, 2023.

Fiscal Year 2024 Financial Guidance

The Company expects its fiscal year 2024 net sales to be in the range of $328 to $333 million, gross margin to be approximately 50% to 52% and adjusted loss per share in the range of $0.28 to $0.34. For comparison, pro forma revenue, gross margin, and adjusted loss per share for FY23 when excluding the assets divested to Merit Medical were $306.3 million, 50.5%, and $0.43, respectively.

Conference Call

The Company's management will host a conference call today at 8:00 a.m. ET to discuss its fourth quarter and fiscal year 2023 results.

To participate in the conference call, dial 1-877-407-0784 (domestic) or +1- 201-689-8560 (international) and refer to the passcode 13739492.

This conference call will also be webcast and can be accessed from the “Investors” section of the AngioDynamics website at www.angiodynamics.com. The webcast replay of the call will be available at the same site approximately one hour after the end of the call.

A recording of the call will also be available from 11:00 a.m. ET on Wednesday, July 12, 2023, until 11:59 p.m. ET on Wednesday, July 19, 2023. To hear this recording, dial 1-844-512-2921 (domestic) or +1-412-317-6671 (international) and enter the passcode 13739492.

Use of Non-GAAP Measures

Management uses non-GAAP measures to establish operational goals and believes that non-GAAP measures may assist investors in analyzing the underlying trends in AngioDynamics' business over time. Investors should consider these non-GAAP measures in addition to, not as a substitute for or as superior to, financial reporting measures prepared in accordance with GAAP. In this news release, AngioDynamics has reported pro forma results, adjusted EBITDA, adjusted net income and adjusted earnings per share. Management uses these measures in its internal analysis and review of operational performance. Management believes that these measures provide investors with useful information in comparing AngioDynamics' performance over different periods. By using these non-GAAP measures, management believes that investors get a better picture of the performance of AngioDynamics' underlying business. Management encourages investors to review AngioDynamics' financial results prepared in accordance with GAAP to understand AngioDynamics' performance taking into account all relevant factors, including those that may only occur from time to time but have a material impact on AngioDynamics' financial results. Please see the tables that follow for a reconciliation of non-GAAP measures to measures prepared in accordance with GAAP.

About AngioDynamics, Inc.

AngioDynamics is a leading and transformative medical technology company focused on restoring healthy blood flow in the body’s vascular system, expanding cancer treatment options and improving quality of life for patients.

The Company’s innovative technologies and devices are chosen by talented physicians in fast-growing healthcare markets to treat unmet patient needs. For more information, visit www.angiodynamics.com.

Safe Harbor

This release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements regarding AngioDynamics' expected future financial position, results of operations, cash flows, business strategy, budgets, projected costs, capital expenditures, products, competitive positions, growth opportunities, plans and objectives of management for future operations, as well as statements that include the words such as "expects," "reaffirms," "intends," "anticipates," "plans," "believes," "seeks," "estimates," “projects”, "optimistic," or variations of such words and similar expressions, are forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties. Investors are cautioned that actual events or results may differ materially from AngioDynamics' expectations, expressed or implied. Factors that may affect the actual results achieved by AngioDynamics include, without limitation, the scale and scope of the COVID-19 global pandemic, the ability of AngioDynamics to develop its existing and new products, technological advances and patents attained by competitors, infringement of AngioDynamics' technology or assertions that AngioDynamics' technology infringes the technology of third parties, the ability of AngioDynamics to effectively compete against competitors that have substantially greater resources, future actions by the FDA or other regulatory agencies, domestic and foreign health care reforms and government regulations, results of pending or future clinical trials, overall economic conditions (including inflation, labor shortages and supply chain challenges including the cost and availability of raw materials), the results of on-going litigation, challenges with respect to third-party distributors or joint venture partners or collaborators, the results of sales efforts, the effects of product recalls and product liability claims, changes in key personnel, the ability of AngioDynamics to execute on strategic initiatives, the effects of economic, credit and capital market conditions, general market conditions, market acceptance, foreign currency exchange rate fluctuations, the effects on pricing from group purchasing organizations and competition, the ability of AngioDynamics to obtain regulatory clearances or approval of its products, or to integrate acquired businesses, as well as the risk factors listed from time to time in AngioDynamics' SEC filings, including but not limited to its Annual Report on Form 10-K for the year ended May 31, 2022. AngioDynamics does not assume any obligation to publicly update or revise any forward-looking statements for any reason.

In the United States, the NanoKnife System has received a 510(k) clearance by the Food and Drug Administration for use in the surgical ablation of soft tissue and is similarly approved for commercialization in Canada, the European Union and Australia. The NanoKnife System has not been cleared for the treatment or therapy of a specific disease or condition.

ANGIODYNAMICS, INC. AND SUBSIDIARIES
CONSOLIDATED INCOME STATEMENTS
(in thousands, except per share data)

	Three Months Ended		Twelve Months Ended
	May 31, 2023	May 31, 2022	May 31, 2023	May 31, 2022
	(unaudited)		(unaudited)	(audited)

Net sales	$91,074	$86,998	$338,752	$316,219
Cost of sales (exclusive of intangible amortization)	44,715	40,543	164,506	150,487
Gross profit	46,359	46,455	174,246	165,732
% of net sales	50.9%	53.4%	51.4%	52.4%

Operating expenses
Research and development	7,860	7,866	29,883	30,739
Sales and marketing	26,293	26,833	104,249	95,301
General and administrative	10,228	11,103	40,003	38,451
Amortization of intangibles	4,406	4,853	18,790	19,458
Goodwill impairment	14,549	—	14,549	—
Change in fair value of contingent consideration	236	207	2,320	1,212
Acquisition, restructuring and other items, net	3,624	1,990	15,633	9,042
Total operating expenses	67,196	52,852	225,427	194,203
Operating loss	(20,837)	(6,397)	(51,181)	(28,471)
Interest expense, net	(901)	(185)	(2,702)	(688)
Other expense, net	(127)	(139)	(554)	(790)
Total other expense, net	(1,028)	(324)	(3,256)	(1,478)
Loss before income tax benefit	(21,865)	(6,721)	(54,437)	(29,949)
Income tax benefit	(398)	(455)	(1,995)	(3,402)
Net loss	$(21,467)	$(6,266)	$(52,442)	$(26,547)

Loss per share
Basic	$(0.54)	$(0.16)	$(1.33)	$(0.68)
Diluted	$(0.54)	$(0.16)	$(1.33)	$(0.68)

Weighted average shares outstanding
Basic	39,608	39,160	39,480	39,009
Diluted	39,608	39,160	39,480	39,009

ANGIODYNAMICS, INC. AND SUBSIDIARIES
GAAP TO NON-GAAP RECONCILIATION
(in thousands, except per share data)

Reconciliation of Net Loss to non-GAAP Adjusted Net Loss Before Goodwill Impairment:

	Three Months Ended		Twelve Months Ended
	May 31, 2023	May 31, 2022	May 31, 2023	May 31, 2022
	(unaudited)		(unaudited)

Net loss	$(21,467)	$(6,266)	$(52,442)	$(26,547)
Goodwill impairment	14,549	—	14,549	—
Net loss adjusted for goodwill impairment*	$(6,918)	$(6,266)	$(37,893)	$(26,547)

Reconciliation of Diluted Loss Per Share to non-GAAP Adjusted Diluted Loss Per Share Before Goodwill Impairment:

	Three Months Ended		Twelve Months Ended
	May 31, 2023	May 31, 2022	May 31, 2023	May 31, 2022
	(unaudited)		(unaudited)

Diluted loss per share	$(0.54)	$(0.16)	$(1.33)	$(0.68)
Goodwill impairment	0.37	—	0.37	—
Adjusted diluted loss per share adjusted for goodwill impairment*	$(0.17)	$(0.16)	$(0.96)	$(0.68)

Adjusted diluted sharecount	39,608	39,160	39,480	39,009

*This does not include the Company's customary adjustments included on the next page.

ANGIODYNAMICS, INC. AND SUBSIDIARIES
GAAP TO NON-GAAP RECONCILIATION
(in thousands, except per share data)

Reconciliation of Net Loss to non-GAAP Adjusted Net Income (Loss):

	Three Months Ended		Twelve Months Ended
	May 31, 2023	May 31, 2022	May 31, 2023	May 31, 2022
	(unaudited)		(unaudited)

Net loss	$(21,467)	$(6,266)	$(52,442)	$(26,547)

Amortization of intangibles	4,406	4,853	18,790	19,458
Goodwill impairment	14,549	—	14,549	—
Change in fair value of contingent consideration	236	207	2,320	1,212
Acquisition, restructuring and other items, net (1)	3,624	1,990	15,633	9,042
Tax effect of non-GAAP items (2)	(617)	(531)	(1,272)	(3,347)
Adjusted net income (loss)	$731	$253	$(2,422)	$(182)

Reconciliation of Diluted Loss Per Share to non-GAAP Adjusted Diluted Earnings (Loss) Per Share:

	Three Months Ended		Twelve Months Ended
	May 31, 2023	May 31, 2022	May 31, 2023	May 31, 2022
	(unaudited)		(unaudited)

Diluted loss per share	$(0.54)	$(0.16)	$(1.33)	$(0.68)

Amortization of intangibles	0.11	0.12	0.48	0.50
Goodwill impairment	0.37	—	0.37	—
Change in fair value of contingent consideration	0.01	0.01	0.06	0.03
Acquisition, restructuring and other items, net (1)	0.09	0.05	0.39	0.24
Tax effect of non-GAAP items (2)	(0.02)	(0.01)	(0.03)	(0.09)
Adjusted diluted earnings (loss) per share	$0.02	$0.01	$(0.06)	$0.00

Adjusted diluted sharecount (3)	39,916	40,250	39,480	39,009

(1)  Includes costs related to merger and acquisition activities, restructuring, and unusual items, including asset impairments and write-offs, certain litigation, and other items.

(2)  Adjustment to reflect the income tax provision on a non-GAAP basis has been calculated assuming no valuation allowance on the Company's U.S. deferred tax assets and an effective tax rate of 23% for the periods ended May 31, 2023 and May 31, 2022.

(3) Diluted shares may differ for non-GAAP measures as compared to GAAP due to a GAAP loss.

ANGIODYNAMICS, INC. AND SUBSIDIARIES
GAAP TO NON-GAAP RECONCILIATION (Continued)
(in thousands, except per share data)

Reconciliation of Net Loss to Adjusted EBITDA:

	Three Months Ended		Twelve Months Ended
	May 31, 2023	May 31, 2022	May 31, 2023	May 31, 2022
	(unaudited)		(unaudited)

Net loss	$(21,467)	$(6,266)	$(52,442)	$(26,547)

Income tax benefit	(398)	(455)	(1,995)	(3,402)
Interest expense, net	901	185	2,702	688
Depreciation and amortization	7,506	7,628	30,681	29,194
Goodwill impairment	14,549	—	14,549	—
Change in fair value of contingent consideration	236	207	2,320	1,212
Stock based compensation	2,981	2,903	11,158	10,692
Acquisition, restructuring and other items, net (1)	3,624	1,990	15,633	9,042
Adjusted EBITDA	$7,932	$6,192	$22,606	$20,879

Per diluted share:
Adjusted EBITDA	$0.20	$0.15	$0.57	$0.54

(1)  Includes costs related to merger and acquisition activities, restructuring, and unusual items, including asset impairments and write-offs, certain litigation, and other items.

ANGIODYNAMICS, INC. AND SUBSIDIARIES
NET SALES BY PRODUCT CATEGORY AND BY GEOGRAPHY
(in thousands)

	Three Months Ended					Twelve Months Ended
	May 31, 2023	May 31, 2022	% Growth	Currency Impact	Constant Currency Growth	May 31, 2023	May 31, 2022	% Growth	Currency Impact	Constant Currency Growth

	(unaudited)					(unaudited)
Net Sales
Med Tech	$26,494	$22,611	17.2%			$96,687	$78,717	22.8%
Med Device	64,580	64,387	0.3%			242,065	237,502	1.9%
	$91,074	$86,998	4.7%	0.2%	4.9%	$338,752	$316,219	7.1%	0.4%	7.5%

Net Sales by Geography
United States	$74,439	$73,704	1.0%			$282,713	$265,963	6.3%
International	16,635	13,294	25.1%	1.1%	26.2%	56,039	50,256	11.5%	2.5%	14.0%
	$91,074	$86,998	4.7%	0.2%	4.9%	$338,752	$316,219	7.1%	0.4%	7.5%

GROSS PROFIT BY PRODUCT CATEGORY
(in thousands)

	Three Months Ended			Twelve Months Ended
	May 31, 2023	May 31, 2022	% Change	May 31, 2023	May 31, 2022	% Change
	(unaudited)			(unaudited)
Med Tech	$17,150	$15,524	10.5%	$61,966	$52,584	17.8%
Gross profit % of sales	64.7%	68.7%		64.1%	66.8%

Med Device	$29,209	$30,931	(5.6)%	$112,280	$113,148	(0.8)%
Gross profit % of sales	45.2%	48.0%		46.4%	47.6%

Total	$46,359	$46,455	(0.2)%	$174,246	$165,732	5.1%
Gross profit % of sales	50.9%	53.4%		51.4%	52.4%

ANGIODYNAMICS, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(in thousands)

	May 31, 2023	May 31, 2022
	(unaudited)	(audited)
Assets
Current assets:
Cash and cash equivalents	$44,620	$28,825
Accounts receivable, net	52,826	52,304
Inventories	55,325	51,392
Prepaid expenses and other	4,617	10,824
Current assets held for sale	6,154	—
Total current assets	163,542	143,345
Property, plant and equipment, net	44,384	45,005
Other assets	10,676	10,963
Intangible assets, net	111,144	152,380
Goodwill	159,238	201,058
Non-current assets held for sale	43,653	—
Total assets	$532,637	$552,751
Liabilities and stockholders' equity
Current liabilities:
Accounts payable	$40,445	$28,047
Accrued liabilities	26,617	34,842
Current portion of contingent consideration	14,761	8,783
Other current liabilities	2,002	2,652
Total current liabilities	83,825	74,324
Long-term debt, net of current portion	49,818	25,000
Deferred income taxes	12,813	16,037
Contingent consideration, net of current portion	4,535	8,165
Other long-term liabilities	3,350	4,736
Total liabilities	154,341	128,262
Stockholders' equity	378,296	424,489
Total Liabilities and Stockholders' Equity	$532,637	$552,751

ANGIODYNAMICS, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)

	Three Months Ended		Twelve Months Ended
	May 31, 2023	May 31, 2022	May 31, 2023	May 31, 2022
	(unaudited)		(unaudited)	(audited)
Cash flows from operating activities:
Net loss	$(21,467)	$(6,266)	$(52,442)	$(26,547)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	7,557	7,667	30,873	29,349
Non-cash lease expense	601	617	2,484	2,439
Goodwill impairment	14,549	—	14,549	—
Stock based compensation	2,981	2,903	11,158	10,692
Change in fair value of contingent consideration	236	207	2,320	1,212
Deferred income tax provision	(558)	(587)	(2,310)	(3,708)
Change in accounts receivable allowances	135	184	695	118
Asset impairments and disposals	147	146	291	391
Other	(197)	(66)	(514)	(93)
Changes in operating assets and liabilities, net of acquisitions:
Accounts receivable	(2,058)	(10,710)	(1,299)	(17,151)
Inventories	4,056	(3,384)	(8,198)	(2,796)
Prepaid expenses and other	724	2,135	332	(5,012)
Accounts payable, accrued and other liabilities	9,248	15,714	2,139	3,912
Net cash provided by (used in) operating activities	15,954	8,560	78	(7,194)
Cash flows from investing activities:
Additions to property, plant and equipment	(1,056)	(1,039)	(3,812)	(4,297)
Additions to placement and evaluation units	(472)	(2,734)	(5,394)	(11,410)
Acquisition of intangibles	—	—	(540)	—
Cash paid in acquisition	—	—	—	(3,600)
Net cash used in investing activities	(1,528)	(3,773)	(9,746)	(19,307)
Cash flows from financing activities:
Proceeds from issuance of long-term debt	—	—	70,000	—
Repayment of long-term debt	—	—	(45,000)	—
Proceeds from borrowings on long-term debt	—	—	—	5,000
Deferred financing costs on long-term debt	—	—	(751)	—
Proceeds from exercise of stock options and employee stock purchase plan	—	329	1,171	2,683
Net cash provided by financing activities	—	329	25,420	7,683
Effect of exchange rate changes on cash and cash equivalents	83	(181)	43	(518)
Increase (decrease) in cash and cash equivalents	14,509	4,935	15,795	(19,336)
Cash and cash equivalents at beginning of period	30,111	23,890	28,825	48,161
Cash and cash equivalents at end of period	$44,620	$28,825	$44,620	$28,825

ANGIODYNAMICS, INC. AND SUBSIDIARIES
PRO FORMA CONSOLIDATED INCOME STATEMENTS
Three Months Ended August 31, 2022
(in thousands, except per share data)

	As Reported (1)	Pro Forma Adjustments	Notes	As Adjusted
	(unaudited)	(unaudited)		(unaudited)

Net sales	$81,537	$(7,746)	(2)	$73,791
Cost of sales (exclusive of intangible amortization)	39,232	(3,108)	(2)	36,124
Gross profit	42,305	(4,638)		37,667
% of net sales	51.9%			51.0%

Operating expenses
Research and development	8,333	(62)	(2)	8,271
Sales and marketing	26,543	(19)	(2)	26,524
General and administrative	10,101	(1)	(2)	10,100
Amortization of intangibles	4,837	(483)	(2)	4,354
Change in fair value of contingent consideration	211	—		211
Acquisition, restructuring and other items, net	5,581	(17)	(2)	5,564
Total operating expenses	55,606	(582)		55,024
Operating loss	(13,301)	(4,056)		(17,357)
Interest expense, net	(381)	—		(381)
Other expense, net	(175)	—		(175)
Total other expense, net	(556)	—		(556)
Loss before income tax benefit	(13,857)	(4,056)		(17,913)
Income tax benefit	(853)	—	(3)	(853)
Net loss	$(13,004)	$(4,056)		$(17,060)

Loss per share
Basic	$(0.33)			$(0.43)
Diluted	$(0.33)			$(0.43)

Weighted average shares outstanding
Basic	39,302			39,302
Diluted	39,302			39,302

(1)  Reflects the Company's historical US GAAP consolidated financial statements, as reported, before pro forma adjustments related to the sale of the Dialysis and BioSentry Biopsy Businesses ("the Business") for the three months ended August 31, 2022.

(2)  Reflects the elimination of revenues and expenses representing the historical operating results of the Business.

(3)  There are no adjustments for income tax expense or deferred taxes when considering valuation allowances on the Company's deferred taxes.

ANGIODYNAMICS, INC. AND SUBSIDIARIES
PRO FORMA GAAP TO NON-GAAP RECONCILIATION
Three Months Ended August 31, 2022
(in thousands, except per share data)

Reconciliation of Net Loss to non-GAAP Adjusted Net Loss:

	As Reported (4)	Pro Forma Adjustments	Notes	As Adjusted
	(unaudited)	(unaudited)		(unaudited)

Net loss	$(13,004)	$(4,056)	(5)	$(17,060)

Amortization of intangibles	4,837	(483)	(5)	4,354
Change in fair value of contingent consideration	211	—		211
Acquisition, restructuring and other items, net (1)	5,581	(17)	(5)	5,564
Tax effect of non-GAAP items (2)	(111)	1,048		937
Adjusted net loss	$(2,486)	$(3,508)		$(5,994)

Reconciliation of Diluted Loss Per Share to non-GAAP Adjusted Diluted Loss Per Share:

	As Reported (4)	Pro Forma Adjustments	Notes	As Adjusted
	(unaudited)	(unaudited)		(unaudited)

Diluted loss per share	$(0.33)	$(0.11)	(5)	$(0.44)

Amortization of intangibles	0.12	(0.01)	(5)	0.11
Change in fair value of contingent consideration	0.01	—		0.01
Acquisition, restructuring and other items, net (1)	0.14	—		0.14
Tax effect of non-GAAP items (2)	—	0.03		0.03
Adjusted diluted loss per share	$(0.06)	$(0.09)		$(0.15)

Adjusted diluted sharecount (3)	39,302			39,302

(1)  Includes costs related to merger and acquisition activities, restructuring, and unusual items, including asset impairments and write-offs, certain litigation, and other items.

(2)  Adjustment to reflect the income tax provision on a non-GAAP basis has been calculated assuming no valuation allowance on the Company's U.S. deferred tax assets and an effective tax rate of 23% for the periods ended August 31, 2022.

(3) Diluted shares may differ for non-GAAP measures as compared to GAAP due to a GAAP loss.

(4)  Reflects the Company's historical US GAAP consolidated financial statements, as reported, before pro forma adjustments related to the sale of the Business for the three months ended August 31, 2022.

(5)  Reflects the elimination of revenues and expenses representing the historical operating results of the Business.

ANGIODYNAMICS, INC. AND SUBSIDIARIES
PRO FORMA GAAP TO NON-GAAP RECONCILIATION (Continued)
Three Months Ended August 31, 2022
(in thousands, except per share data)

Reconciliation of Net Loss to Adjusted EBITDA:

	As Reported (2)	Pro Forma Adjustments	Notes	As Adjusted
	(unaudited)	(unaudited)		(unaudited)

Net loss	$(13,004)	$(4,056)	(3)	$(17,060)

Income tax benefit	(853)	—		(853)
Interest expense, net	381	—		381
Depreciation and amortization	7,621	(490)	(3)	7,131
Change in fair value of contingent consideration	211	—		211
Stock based compensation	3,024	—		3,024
Acquisition, restructuring and other items, net (1)	5,581	(17)	(3)	5,564
Adjusted EBITDA	$2,961	$(4,563)		$(1,602)

Per diluted share:
Adjusted EBITDA	$0.08	$(0.12)		$(0.04)

(1)  Includes costs related to merger and acquisition activities, restructuring, and unusual items, including asset impairments and write-offs, certain litigation, and other items.

(2)  Reflects the Company's historical US GAAP consolidated financial statements, as reported, before pro forma adjustments related to the sale of the Business for the three months ended August 31, 2022.

(3)  Reflects the elimination of revenues and expenses representing the historical operating results of the Business.

ANGIODYNAMICS, INC. AND SUBSIDIARIES
PRO FORMA CONSOLIDATED INCOME STATEMENTS
Three Months Ended November 30, 2022
(in thousands, except per share data)

	As Reported (1)	Pro Forma Adjustments	Notes	As Adjusted
	(unaudited)	(unaudited)		(unaudited)

Net sales	$85,429	$(8,442)	(2)	$76,987
Cost of sales (exclusive of intangible amortization)	40,351	(3,184)	(2)	37,167
Gross profit	45,078	(5,258)		39,820
% of net sales	52.8%			51.7%

Operating expenses
Research and development	6,838	(66)	(2)	6,772
Sales and marketing	26,007	(15)	(2)	25,992
General and administrative	10,835	2	(2)	10,837
Amortization of intangibles	4,808	(483)	(2)	4,325
Change in fair value of contingent consideration	1,646	—		1,646
Acquisition, restructuring and other items, net	3,059	—		3,059
Total operating expenses	53,193	(562)		52,631
Operating loss	(8,115)	(4,696)		(12,811)
Interest expense, net	(684)	—		(684)
Other expense, net	(252)	—		(252)
Total other expense, net	(936)	—		(936)
Loss before income tax benefit	(9,051)	(4,696)		(13,747)
Income tax benefit	(565)	—	(3)	(565)
Net loss	$(8,486)	$(4,696)		$(13,182)

Loss per share
Basic	$(0.21)			$(0.33)
Diluted	$(0.21)			$(0.33)

Weighted average shares outstanding
Basic	39,490			39,490
Diluted	39,490			39,490

(1)  Reflects the Company's historical US GAAP consolidated financial statements, as reported, before pro forma adjustments related to the sale of the Business for the three months ended November 30, 2022.

(2)  Reflects the elimination of revenues and expenses representing the historical operating results of the Business.

(3)  There are no adjustments for income tax expense or deferred taxes when considering valuation allowances on the Company's deferred taxes.

ANGIODYNAMICS, INC. AND SUBSIDIARIES
PRO FORMA GAAP TO NON-GAAP RECONCILIATION
Three Months Ended November 30, 2022
(in thousands, except per share data)

Reconciliation of Net Loss to non-GAAP Adjusted Net Income (Loss):

	As Reported (4)	Pro Forma Adjustments	Notes	As Adjusted
	(unaudited)	(unaudited)		(unaudited)

Net loss	$(8,486)	$(4,696)	(5)	$(13,182)

Amortization of intangibles	4,808	(483)	(5)	4,325
Change in fair value of contingent consideration	1,646	—		1,646
Acquisition, restructuring and other items, net (1)	3,059	—		3,059
Tax effect of non-GAAP items (2)	(671)	1,191		520
Adjusted net income (loss)	$356	$(3,988)		$(3,632)

Reconciliation of Diluted Loss Per Share to non-GAAP Adjusted Diluted Earnings (Loss) Per Share:

	As Reported (4)	Pro Forma Adjustments	Notes	As Adjusted
	(unaudited)	(unaudited)		(unaudited)

Diluted loss per share	$(0.21)	$(0.12)	(5)	$(0.33)

Amortization of intangibles	0.12	(0.01)	(5)	0.11
Change in fair value of contingent consideration	0.04	—		0.04
Acquisition, restructuring and other items, net (1)	0.08	—		0.08
Tax effect of non-GAAP items (2)	(0.02)	0.03		0.01
Adjusted diluted earnings (loss) per share	$0.01	$(0.10)		$(0.09)

Adjusted diluted sharecount (3)	40,059			39,490

(1)  Includes costs related to merger and acquisition activities, restructuring, and unusual items, including asset impairments and write-offs, certain litigation, and other items.

(2)  Adjustment to reflect the income tax provision on a non-GAAP basis has been calculated assuming no valuation allowance on the Company's U.S. deferred tax assets and an effective tax rate of 23% for the periods ended November 30, 2022.

(3) Diluted shares may differ for non-GAAP measures as compared to GAAP due to a GAAP loss.

(4)  Reflects the Company's historical US GAAP consolidated financial statements, as reported, before pro forma adjustments related to the sale of the Business for the three months ended November 30, 2022.

(5)  Reflects the elimination of revenues and expenses representing the historical operating results of the Business.

ANGIODYNAMICS, INC. AND SUBSIDIARIES
PRO FORMA GAAP TO NON-GAAP RECONCILIATION (Continued)
Three Months Ended November 30, 2022
(in thousands, except per share data)

Reconciliation of Net Loss to Adjusted EBITDA:

	As Reported (2)	Pro Forma Adjustments	Notes	As Adjusted
	(unaudited)	(unaudited)		(unaudited)

Net loss	$(8,486)	$(4,696)	(3)	$(13,182)

Income tax benefit	(565)	—		(565)
Interest expense, net	684	—		684
Depreciation and amortization	7,767	(491)	(3)	7,276
Change in fair value of contingent consideration	1,646	—		1,646
Stock based compensation	3,350	—		3,350
Acquisition, restructuring and other items, net (1)	3,059	—		3,059
Adjusted EBITDA	$7,455	$(5,187)		$2,268

Per diluted share:
Adjusted EBITDA	$0.19	$(0.13)		$0.06

(1)  Includes costs related to merger and acquisition activities, restructuring, and unusual items, including asset impairments and write-offs, certain litigation, and other items.

(2)  Reflects the Company's historical US GAAP consolidated financial statements, as reported, before pro forma adjustments related to the sale of the Business for the three months ended November 30, 2022.

(3)  Reflects the elimination of revenues and expenses representing the historical operating results of the Business.

ANGIODYNAMICS, INC. AND SUBSIDIARIES
PRO FORMA CONSOLIDATED INCOME STATEMENTS
Three Months Ended February 28, 2023
(in thousands, except per share data)

	As Reported (1)	Pro Forma Adjustments	Notes	As Adjusted
	(unaudited)	(unaudited)		(unaudited)

Net sales	$80,712	$(7,502)	(2)	$73,210
Cost of sales (exclusive of intangible amortization)	40,208	(3,027)	(2)	37,181
Gross profit	40,504	(4,475)		36,029
% of net sales	50.2%			49.2%

Operating expenses
Research and development	6,852	(39)	(2)	6,813
Sales and marketing	25,406	(11)	(2)	25,395
General and administrative	8,839	6	(2)	8,845
Amortization of intangibles	4,739	(484)	(2)	4,255
Change in fair value of contingent consideration	227	—		227
Acquisition, restructuring and other items, net	3,369	—		3,369
Total operating expenses	49,432	(528)		48,904
Operating loss	(8,928)	(3,947)		(12,875)
Interest expense, net	(736)	—		(736)
Other income (expense), net	—	—		—
Total other expense, net	(736)	—		(736)
Loss before income tax benefit	(9,664)	(3,947)		(13,611)
Income tax benefit	(179)	—	(3)	(179)
Net loss	$(9,485)	$(3,947)		$(13,432)

Loss per share
Basic	$(0.24)			$(0.34)
Diluted	$(0.24)			$(0.34)

Weighted average shares outstanding
Basic	39,509			39,509
Diluted	39,509			39,509

(1)  Reflects the Company's historical US GAAP consolidated financial statements, as reported, before pro forma adjustments related to the sale of the Business for the three months ended February 28, 2023.

(2)  Reflects the elimination of revenues and expenses representing the historical operating results of the Business.

(3)  There are no adjustments for income tax expense or deferred taxes when considering valuation allowances on the Company's deferred taxes.

ANGIODYNAMICS, INC. AND SUBSIDIARIES
PRO FORMA GAAP TO NON-GAAP RECONCILIATION
Three Months Ended February 28, 2023
(in thousands, except per share data)

Reconciliation of Net Loss to non-GAAP Adjusted Net Loss:

	As Reported (4)	Pro Forma Adjustments	Notes	As Adjusted
	(unaudited)	(unaudited)		(unaudited)

Net loss	$(9,485)	$(3,947)	(5)	$(13,432)

Amortization of intangibles	4,739	(484)	(5)	4,255
Change in fair value of contingent consideration	227	—		227
Acquisition, restructuring and other items, net (1)	3,369	—		3,369
Tax effect of non-GAAP items (2)	127	1,019		1,146
Adjusted net loss	$(1,023)	$(3,412)		$(4,435)

Reconciliation of Diluted Loss Per Share to non-GAAP Adjusted Diluted Loss Per Share:

	As Reported (4)	Pro Forma Adjustments	Notes	As Adjusted
	(unaudited)	(unaudited)		(unaudited)

Diluted loss per share	$(0.24)	$(0.10)	(5)	$(0.34)

Amortization of intangibles	0.12	(0.01)	(5)	0.11
Change in fair value of contingent consideration	0.01	—		0.01
Acquisition, restructuring and other items, net (1)	0.08	—		0.08
Tax effect of non-GAAP items (2)	—	0.03		0.03
Adjusted diluted loss per share	$(0.03)	$(0.08)		$(0.11)

Adjusted diluted sharecount (3)	39,509			39,509

(1)  Includes costs related to merger and acquisition activities, restructuring, and unusual items, including asset impairments and write-offs, certain litigation, and other items.

(2)  Adjustment to reflect the income tax provision on a non-GAAP basis has been calculated assuming no valuation allowance on the Company's U.S. deferred tax assets and an effective tax rate of 23% for the periods ended February 28, 2023.

(3) Diluted shares may differ for non-GAAP measures as compared to GAAP due to a GAAP loss.

(4)  Reflects the Company's historical US GAAP consolidated financial statements, as reported, before pro forma adjustments related to the sale of the Business for the three months ended February 28, 2023.

(5)  Reflects the elimination of revenues and expenses representing the historical operating results of the Business.

ANGIODYNAMICS, INC. AND SUBSIDIARIES
PRO FORMA GAAP TO NON-GAAP RECONCILIATION (Continued)
Three Months Ended February 28, 2023
(in thousands, except per share data)

Reconciliation of Net Loss to Adjusted EBITDA:

	As Reported (2)	Pro Forma Adjustments	Notes	As Adjusted
	(unaudited)	(unaudited)		(unaudited)

Net loss	$(9,485)	$(3,947)	(3)	$(13,432)

Income tax benefit	(179)	—		(179)
Interest expense, net	736	—		736
Depreciation and amortization	7,787	(491)	(3)	7,296
Change in fair value of contingent consideration	227	—		227
Stock based compensation	1,803	—		1,803
Acquisition, restructuring and other items, net (1)	3,369	—		3,369
Adjusted EBITDA	$4,258	$(4,438)		$(180)

Per diluted share:
Adjusted EBITDA	$0.11	$(0.11)		$—

(1)  Includes costs related to merger and acquisition activities, restructuring, and unusual items, including asset impairments and write-offs, certain litigation, and other items.

(2)  Reflects the Company's historical US GAAP consolidated financial statements, as reported, before pro forma adjustments related to the sale of the Business for the three months ended February 28, 2023.

(3)  Reflects the elimination of revenues and expenses representing the historical operating results of the Business.

ANGIODYNAMICS, INC. AND SUBSIDIARIES
PRO FORMA CONSOLIDATED INCOME STATEMENTS
Three Months Ended May 31, 2023
(in thousands, except per share data)

	As Reported (1)	Pro Forma Adjustments	Notes	As Adjusted
	(unaudited)	(unaudited)		(unaudited)

Net sales	$91,074	$(8,755)	(2)	$82,319
Cost of sales (exclusive of intangible amortization)	44,715	(3,595)	(2)	41,120
Gross profit	46,359	(5,160)		41,199
% of net sales	50.9%			50.0%

Operating expenses
Research and development	7,860	(159)	(2)	7,701
Sales and marketing	26,293	(21)	(2)	26,272
General and administrative	10,228	—	(2)	10,228
Amortization of intangibles	4,406	(483)	(2)	3,923
Goodwill impairment	14,549	—		14,549
Change in fair value of contingent consideration	236	—		236
Acquisition, restructuring and other items, net	3,624	(368)	(2)	3,256
Total operating expenses	67,196	(1,031)		66,165
Operating loss	(20,837)	(4,129)		(24,966)
Interest expense, net	(901)	—		(901)
Other expense, net	(127)	—		(127)
Total other expense, net	(1,028)	—		(1,028)
Loss before income tax benefit	(21,865)	(4,129)		(25,994)
Income tax benefit	(398)	—	(3)	(398)
Net loss	$(21,467)	$(4,129)		$(25,596)

Loss per share
Basic	$(0.54)			$(0.65)
Diluted	$(0.54)			$(0.65)

Weighted average shares outstanding
Basic	39,608			39,608
Diluted	39,608			39,608

(1)  Reflects the Company's historical US GAAP consolidated financial statements, as reported, before pro forma adjustments related to the sale of the Business for the three months ended May 31, 2023.

(2)  Reflects the elimination of revenues and expenses representing the historical operating results of the Business.

(3)  There are no adjustments for income tax expense or deferred taxes when considering valuation allowances on the Company's deferred taxes.

ANGIODYNAMICS, INC. AND SUBSIDIARIES
PRO FORMA GAAP TO NON-GAAP RECONCILIATION
Three Months Ended May 31, 2023
(in thousands, except per share data)

Reconciliation of Net Loss to non-GAAP Adjusted Net Income (Loss):

	As Reported (4)	Pro Forma Adjustments	Notes	As Adjusted
	(unaudited)	(unaudited)		(unaudited)

Net loss	$(21,467)	$(4,129)	(5)	$(25,596)

Amortization of intangibles	4,406	(483)	(5)	3,923
Goodwill impairment	14,549	—		14,549
Change in fair value of contingent consideration	236	—		236
Acquisition, restructuring and other items, net (1)	3,624	(368)	(5)	3,256
Tax effect of non-GAAP items (2)	(617)	1,146		529
Adjusted net income (loss)	$731	$(3,834)		$(3,103)

Reconciliation of Diluted Loss Per Share to non-GAAP Adjusted Diluted Earnings (Loss) Per Share:

	As Reported (4)	Pro Forma Adjustments	Notes	As Adjusted
	(unaudited)	(unaudited)		(unaudited)

Diluted loss per share	$(0.54)	$(0.11)	(5)	$(0.65)

Amortization of intangibles	0.11	(0.01)	(5)	0.10
Goodwill impairment	0.37	—		0.37
Change in fair value of contingent consideration	0.01	—		0.01
Acquisition, restructuring and other items, net (1)	0.09	(0.01)	(5)	0.08
Tax effect of non-GAAP items (2)	(0.02)	0.03		0.01
Adjusted diluted earnings (loss) per share	$0.02	$(0.10)		$(0.08)

Adjusted diluted sharecount (3)	39,916			39,608

(1)  Includes costs related to merger and acquisition activities, restructuring, and unusual items, including asset impairments and write-offs, certain litigation, and other items.

(2)  Adjustment to reflect the income tax provision on a non-GAAP basis has been calculated assuming no valuation allowance on the Company's U.S. deferred tax assets and an effective tax rate of 23% for the periods ended May 31, 2023.

(3) Diluted shares may differ for non-GAAP measures as compared to GAAP due to a GAAP loss.

(4)  Reflects the Company's historical US GAAP consolidated financial statements, as reported, before pro forma adjustments related to the sale of the Business for the three months ended May 31, 2023.

(5)  Reflects the elimination of revenues and expenses representing the historical operating results of the Business.

ANGIODYNAMICS, INC. AND SUBSIDIARIES
PRO FORMA GAAP TO NON-GAAP RECONCILIATION (Continued)
Three Months Ended May 31, 2023
(in thousands, except per share data)

Reconciliation of Net Loss to Adjusted EBITDA:

	As Reported (2)	Pro Forma Adjustments	Notes	As Adjusted
	(unaudited)	(unaudited)		(unaudited)

Net loss	$(21,467)	$(4,129)	(3)	$(25,596)

Income tax benefit	(398)	—		(398)
Interest expense, net	901	—		901
Depreciation and amortization	7,506	(490)	(3)	7,016
Goodwill impairment	14,549	—		14,549
Change in fair value of contingent consideration	236	—		236
Stock based compensation	2,981	—		2,981
Acquisition, restructuring and other items, net (1)	3,624	(368)	(3)	3,256
Adjusted EBITDA	$7,932	$(4,987)		$2,945

Per diluted share:
Adjusted EBITDA	$0.20	$(0.13)		$0.07

(1)  Includes costs related to merger and acquisition activities, restructuring, and unusual items, including asset impairments and write-offs, certain litigation, and other items.

(2)  Reflects the Company's historical US GAAP consolidated financial statements, as reported, before pro forma adjustments related to the sale of the Business for the three months ended May 31, 2023.

(3)  Reflects the elimination of revenues and expenses representing the historical operating results of the Business.

ANGIODYNAMICS, INC. AND SUBSIDIARIES
PRO FORMA CONSOLIDATED INCOME STATEMENTS
As of May 31, 2023
(in thousands, except per share data)

	As Reported (1)	Pro Forma Adjustments	Notes	As Adjusted
	(unaudited)	(unaudited)		(unaudited)

Net sales	$338,752	$(32,445)	(2)	$306,307
Cost of sales (exclusive of intangible amortization)	164,506	(12,914)	(2)	151,592
Gross profit	174,246	(19,531)		154,715
% of net sales	51.4%			50.5%

Operating expenses
Research and development	29,883	(326)	(2)	29,557
Sales and marketing	104,249	(66)	(2)	104,183
General and administrative	40,003	7	(2)	40,010
Amortization of intangibles	18,790	(1,933)	(2)	16,857
Goodwill impairment	14,549	—		14,549
Change in fair value of contingent consideration	2,320	—		2,320
Acquisition, restructuring and other items, net	15,633	(386)	(2)	15,247
Total operating expenses	225,427	(2,704)		222,723
Operating loss	(51,181)	(16,827)		(68,008)
Interest expense, net	(2,702)	—		(2,702)
Other expense, net	(554)	—		(554)
Total other expense, net	(3,256)	—		(3,256)
Loss before income tax benefit	(54,437)	(16,827)	(3)	(71,264)
Income tax benefit	(1,995)	—		(1,995)
Net loss	$(52,442)	$(16,827)		$(69,269)

Loss per share
Basic	$(1.33)			$(1.75)
Diluted	$(1.33)			$(1.75)

Weighted average shares outstanding
Basic	39,480			39,480
Diluted	39,480			39,480

(1)  Reflects the Company's historical US GAAP consolidated financial statements, as reported, before pro forma adjustments related to the sale of the Business for the year ended May 31, 2023.

(2)  Reflects the elimination of revenues and expenses representing the historical operating results of the Business.

(3)  There are no adjustments for income tax expense or deferred taxes when considering valuation allowances on the Company's deferred taxes.

ANGIODYNAMICS, INC. AND SUBSIDIARIES
PRO FORMA GAAP TO NON-GAAP RECONCILIATION
As of May 31, 2023
(in thousands, except per share data)

Reconciliation of Net Loss to non-GAAP Adjusted Net Loss:

	As Reported (4)	Pro Forma Adjustments	Notes	As Adjusted
	(unaudited)	(unaudited)		(unaudited)

Net loss	$(52,442)	$(16,827)	(5)	$(69,269)

Amortization of intangibles	18,790	(1,933)	(5)	16,857
Goodwill impairment	14,549	—		14,549
Change in fair value of contingent consideration	2,320	—		2,320
Acquisition, restructuring and other items, net (1)	15,633	(386)	(5)	15,247
Tax effect of non-GAAP items (2)	(1,272)	4,404		3,132
Adjusted net loss	$(2,422)	$(14,742)		$(17,164)

Reconciliation of Diluted Loss Per Share to non-GAAP Adjusted Diluted Loss Per Share:

	As Reported (4)	Pro Forma Adjustments	Notes	As Adjusted
	(unaudited)	(unaudited)		(unaudited)

Diluted loss per share	$(1.33)	$(0.42)	(5)	$(1.75)

Amortization of intangibles	0.48	(0.05)	(5)	0.43
Goodwill impairment	0.37	—		0.37
Change in fair value of contingent consideration	0.06	—		0.06
Acquisition, restructuring and other items, net (1)	0.39	(0.01)	(5)	0.38
Tax effect of non-GAAP items (2)	(0.03)	0.11		0.08
Adjusted diluted loss per share	$(0.06)	$(0.37)		$(0.43)

Adjusted diluted sharecount (3)	39,480			39,480

(1)  Includes costs related to merger and acquisition activities, restructuring, and unusual items, including asset impairments and write-offs, certain litigation, and other items.

(2)  Adjustment to reflect the income tax provision on a non-GAAP basis has been calculated assuming no valuation allowance on the Company's U.S. deferred tax assets and an effective tax rate of 23% for the periods ended May 31, 2023.

(3) Diluted shares may differ for non-GAAP measures as compared to GAAP due to a GAAP loss.

(4)  Reflects the Company's historical US GAAP consolidated financial statements, as reported, before pro forma adjustments related to the sale of the Business for the year ended May 31, 2023.

(5)  Reflects the elimination of revenues and expenses representing the historical operating results of the Business.

ANGIODYNAMICS, INC. AND SUBSIDIARIES
PRO FORMA GAAP TO NON-GAAP RECONCILIATION (Continued)
As of May 31, 2023
(in thousands, except per share data)

Reconciliation of Net Loss to Adjusted EBITDA:

	As Reported (2)	Pro Forma Adjustments	Notes	As Adjusted
	(unaudited)	(unaudited)		(unaudited)

Net loss	$(52,442)	$(16,827)	(3)	$(69,269)

Income tax benefit	(1,995)	—		(1,995)
Interest expense, net	2,702	—		2,702
Depreciation and amortization	30,681	(1,962)	(3)	28,719
Goodwill impairment	14,549	—		14,549
Change in fair value of contingent consideration	2,320	—		2,320
Stock based compensation	11,158	—		11,158
Acquisition, restructuring and other items, net (1)	15,633	(386)	(3)	15,247
Adjusted EBITDA	$22,606	$(19,175)		$3,431

Per diluted share:
Adjusted EBITDA	$0.57	$(0.49)		$0.09

(1)  Includes costs related to merger and acquisition activities, restructuring, and unusual items, including asset impairments and write-offs, certain litigation, and other items.

(2)  Reflects the Company's historical US GAAP consolidated financial statements, as reported, before pro forma adjustments related to the sale of the Business for the year ended May 31, 2023.

(3)  Reflects the elimination of revenues and expenses representing the historical operating results of the Business.